SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 10, 1999


                          ONE LIBERTY PROPERTIES, INC.
               (Exact name of registrant as specified in charter)


        Maryland                      0-11083                  13-3147497
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         (State or other        (Commission File No.)         (IRS Employer
          Jurisdiction of                                      I.D. No.)
          Incorporation)

      60 Cutter Mill Road, Suite 303, Great Neck, New York          11021
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      (Address of principal executive offices)                 (Zip Code)

         Registrant's telephone number, including area code    516-466-3100
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ITEM 5. - OTHER EVENTS

At a meeting of the Board of Directors of the Registrant held on December 10, 1999, the Board of Directors of the Registrant expanded the number of members of the Board from five to seven and Matthew Gould and Jeffrey Gould were elected as Class 3 Directors of the Registrant to serve until the Annual Meeting of Shareholders to be held in the year 2001, or until their respective successors have been elected and have qualified. Matthew Gould and Jeffrey Gould are brothers, and are the sons of Fredric H. Gould, the Registrant's Chairman of the Board. At the same meeting of the Board of Directors: (1) Matthew Gould resigned as President and Chief Executive Officer of the Registrant to focus his business activities on the affairs of Gould Investors L.P., a limited partnership engaged in the ownership and operation of commercial real estate and in other investment activities; (2) Fredric H. Gould was designated Chief Executive Officer of the Registrant in addition to being Chairman of the Board of Directors; (3) Jeffrey Fishman, previously unaffiliated with the Registrant, was elected President and Chief Operating Officer; and (4) Matthew Gould was elected a Senior Vice President. Gould Investors L.P. owns 25.3% of the outstanding Common Stock of Registrant and 22.8% of the outstanding voting power.

Mr. Fishman (age 41), was President of Britannia Management Services, Inc., New York, NY from 1987 to 1996 and, from 1996 until his election as President of the Registrant, was Senior Managing Director of Cogswell Properties, LLC, New York, NY. Both Britannia Management Services, Inc. and Cogswell Properties, LLC engaged in the acquisition and management of commercial real estate.

Matthew Gould (age 40) has been President of the Registrant from 1989 until December 10, 1999. He has been President of Georgetown Partners, Inc., Managing General Partner of Gould Investors L.P. since March, 1996 (a Vice President of Georgetown Partners Inc. for more than five years prior thereto) and a Vice President of BRT Realty Trust, a mortgage real estate investment trust since 1986. He is also a Vice President of Majestic Property Management Corp., engaged in the management and leasing of commercial real property and a Vice President of REIT Management Corp., adviser to BRT Realty Trust.

Jeffrey Gould (age 34) has been President and Chief Operating Officer of BRT Realty Trust since March 1996 and a Trustee since 1997. He was Executive Vice President and Chief Operating Officer of BRT Realty Trust from March 1995 until March 1996 and a Vice President for more than five years prior thereto. He is a Vice President of Georgetown Partners, Inc. and a Senior Vice President of the Registrant.





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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ONE LIBERTY PROPERTIES, INC.

                                           By: s/ Mark H. Lundy
                                           --------------------
                                           Mark H. Lundy
                                           Secretary

Date:    December 21, 1999